Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Applauds Trump Administration’s Transformational Executive Orders to Quadruple U.S. Nuclear Capacity and Rebuild Domestic Uranium Fuel Cycle

Executive Orders invoke the Defense Production Act and designate the U.S. nuclear fuel cycle as critical to national security.

Highlights:

●	Unprecedented growth: Federal policy targets an expansion of U.S. nuclear capacity from ~100 Gigawatts (“GW”) in 2024 to 400 GW by 2050.
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National nuclear strategy: The Department of Energy (“DOE”) is directed to work with industry to deliver 5 GW of uprates at existing nuclear plants and have 10 new large reactors under construction by 2030, while restarting closed plants and completing advanced designs.

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Strengthening the domestic nuclear fuel supply chain: To enable the long-term expansion of nuclear energy, the Federal government shall pursue policies to expand the domestic supply of uranium production, conversion and enrichment.

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Quadrupling U.S. uranium demand: Based on current uranium demand per GW of nuclear capacity, the Company expects that this build-out would increase annual U.S. uranium requirements from 47 million pounds to approximately 190 million pounds per year (excluding initial core loads).

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UEC positioned for leadership: As America’s largest and fastest-growing uranium supplier, UEC is strategically positioned to support this policy shift with secure, reliable domestic production, resources, and infrastructure.

Corpus Christi, Texas, May 27, 2025 – Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) applauds the sweeping Executive Orders issued by President Donald J. Trump to revitalize the U.S. nuclear sector and restore domestic control over the uranium fuel cycle. The directives establish a national energy policy that invokes the Defense Production Act (“DPA”), accelerates reactor deployment, and tasks the DOE with rebuilding America’s front-to-back nuclear fuel supply infrastructure.

Amir Adnani, UEC President and CEO, stated:

“We applaud the U.S. government’s decisive action to revitalize the domestic nuclear industry. These Executive Orders send the strongest signal yet that energy security and national security start with a robust domestic uranium supply chain. As the U.S. continues to import nearly all of its nuclear fuel amid a growing global supply deficit, the Administration is positioning the nation to lead the next era of global nuclear development by rebuilding a vertically integrated fuel cycle and investing in domestic uranium production. UEC is ready to support this transformation with secure, reliable, and 100% domestic uranium supply to power the future.”

The White House fact sheet notes that the U.S. currently supplies only 5% of the fuel used in its nuclear reactors and that the fuel cycle has “severely atrophied.” These Executive Orders are designed to reverse that trend and unleash American energy by rebuilding domestic capabilities across mining, conversion, enrichment and fabrication.

The Executive Orders also authorize the creation of nuclear industry consortia and DOE-backed offtake programs to support U.S.-origin uranium products.

Further emphasizing national security priorities, the Executive Orders underscore the importance of domestically sourced uranium for both commercial and defense applications, including advanced reactors and naval propulsion—reinforcing UEC’s role as a key potential supplier to the U.S. government and commercial market.

In parallel, the Executive Orders launch multi-agency workforce development initiatives to expand apprenticeships, technical education, and access to National Lab infrastructure—supporting the next generation of America’s nuclear professionals.

For further information, please refer to the Executive Orders issued by President Donald J. Trump on May 23, 2025, including:
“Reinvigorating the Nuclear Industrial Base,”
“Reforming Nuclear Reactor Testing at the Department of Energy,”
“Ordering the Reform of the Nuclear Regulatory Commission,” and
“Deploying Advanced Nuclear Reactor Technologies for National Security,”
each publicly available at whitehouse.gov.

About Uranium Energy Corp

Uranium Energy Corp is America’s largest and fastest growing supplier of uranium needed to produce safe, clean, reliable nuclear energy. UEC is advancing the next generation of low-cost, environmentally friendly ISR mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has three ISR hub-and-spoke platforms in South Texas and Wyoming. These production platforms are anchored by licensed Central Processing Plants that will be served by a pipeline of satellite ISR projects, including seven that already have their major permits in place. In August 2024, operations were restarted, and ramp-up commenced, at the Christensen Ranch Project in Wyoming, sending uranium loaded resin to the Irigaray Plant (Wyoming hub). Additionally, the Company has diversified uranium holdings including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector; and (3) a Western Hemisphere pipeline of resource stage uranium projects. The Company's operations are managed by professionals with decades of hands-on experience in the key facets of uranium exploration, development and mining.

For additional information, please contact:

Uranium Energy Corp Investor Relations
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

X (formerly known as Twitter): @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian securities laws. These statements, which include statements regarding the expected impacts and benefits of the Executive Orders, relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.